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                                                                   EXHIBIT 10.67

                              October 27, 1997

Pegasus Partners, L.P.
Pegasus Related Partners, L.P.
99 River Road
Cos Cob, Connecticut 06807

Code Alarm, Inc.
950 East Whitcomb
Madison Heights, MI 48071

Gentlemen:

        We refer to the Unit Purchase Agreement dated as of the date hereof among Code Alarm, Inc. (the "Company"), Pegasus Partners, L.P. and Pegasus Related Partners, L.P. (the "Purchase Agreement"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Purchase Agreement. This letter agreement is being delivered to each of you pursuant to
Section 3.01(o) of the Purchase Agreement.

        In order to induce the Purchasers to enter into the Purchase Agreement and related documents, each of the undersigned, other than the Kenneth M. Mueller Charitable Remainder Unitrust, hereby agrees that he or it will not at any time or from time to time, directly or indirectly, offer, sell, offer to sell, contract to sell, or otherwise sell or dispose of, in the aggregate, a number of shares of Common Stock in excess of twenty percent (20%) of the shares of Common Stock beneficially owned by such party as of the date hereof; provided, that during any 12-month period, the Robyn L. Mueller Trust shall be entitled to sell up to 20% of the shares of Common Stock beneficially owned by it at the beginning of such 12-month period. The obligations of each of the undersigned pursuant to this paragraph shall be null and void and of no further force and effect upon the earlier of (i) the fifth anniversary of the date hereof and (ii) the date on which the Purchasers no longer hold, together with their successors and assigns, at least 25% of the Units initially issued to them pursuant to the Purchase Agreement (for purposes of this calculation, Units, the Attached Warrants of which have been exercised for shares of Common Stock which are still held by the party who exercised such Attached Warrants shall be counted as Units held by such exercising party).

        Each of the undersigned hereby agrees that he or it will vote all of the shares of Common Stock beneficially owned by him or it in favor of approval of the Charter Amendment, at any and all meetings at which the Charter Amendment is presented to shareholders for approval, until the Charter Amendment is approved by the Company's shareholders.

        Each of the undersigned, individually and not jointly, represents and warrants with respect to himself or itself that he or it is the beneficial owner of the number of shares of Common Stock set forth opposite his or its name on Annex A hereto, free and clear of any





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security interests, liens, charges, encumbrances, equities, claims, options
(other than pledges pursuant to commercially customary brokers margin accounts) or limitations of whatever nature and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such shares), other than those arising under the Securities Act of 1933, as amended, and applicable state securities laws.

                                      Very truly yours,

                                      ROBYN L. MUELLER TRUST

                                      By: /s/ Robyn L. Mueller
                                          -------------------------------------
                                          Robyn L. Mueller, Trustee

                                      KENNETH M. MUELLER CHARITABLE
                                      REMAINDER UNITRUST

                                      By: /s/ Kenneth M. Mueller
                                          -------------------------------------
                                          Kenneth M. Mueller, Trustee


                                      /s/ Rand Mueller
                                      -----------------------------------------
                                      Rand W. Mueller


Accepted and Agreed:

PEGASUS PARTNERS, L.P.

By: /s/ Richard M. Cion
   ----------------------------------
   Name: Richard M. Cion
   Title: Vice President - Pegasus Investors GP, Inc.

PEGASUS RELATED PARTNERS, L.P.

By: /s/ Richard M. Cion
   ----------------------------------
   Name: Richard M. Cion
   Title: Vice President - Pegasus Investors GP, Inc.

CODE ALARM INC.

By: /s/ Rand Mueller
   ----------------------------------
   Name: Rand Mueller
   Title: President





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                                   ANNEX A


                                 NO. OF SHARES OF           PERCENTAGES OF
        SHAREHOLDER             COMMON STOCK OWNED          SHARES OWNED
        -----------             ------------------          --------------

Rand W. Mueller                          11,250(1)          less than 1%

Kenneth M. Mueller                      120,793(2)                5.204%

Charitable Remainder Unitrust

Robyn L. Mueller Trust                  538,810                  23.216%










--------------

(1) Includes 11,250 shares of Common Stock to which Rand M. Mueller has the right to acquire beneficial ownership, within 60 days, by the exercise of options granted under the Company's 1987 Stock Option plan.

(2) Includes 750 shares of Common Stock to which Kenneth M. Mueller has the right to acquire beneficial ownership, within 60 days, by the exercise of options granted under the Company's 1987 Stock Option plan.